UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 28, 2005

EARL SCHEIB, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-4822 (Commission File Number)	95-1759002 (IRS Employer Identification No.)

15206 Ventura Boulevard, Suite 200 Sherman Oaks, California (Address of principal executive offices)		91403 (Zip Code)

(818) 981-9992
Registrant’s telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01               Regulation FD Disclosure.

As previously announced in a Form 8-K dated January 20, 2005, effective as of January 13, 2005, Earl Scheib, Inc. (the “Company”) terminated its retention of New York-based investment banking firm Ryan Beck & Co., Inc. as its exclusive financial advisor.  Pursuant to the termination of its retention of Ryan Beck & Co., Inc., the Company currently is no longer soliciting any opportunities to sell the Company or to enter into a business combination with another company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

January 28, 2005	EARL SCHEIB, INC.
/s/ Christian K. Bement
Christian K. Bement
President and Chief Executive Officer